Exhibit 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

NOVASTAR 2004-3 FMAC CONFORMING

9/1/2004

Number of Loans:	5,677
Total Outstanding Principal Balance:	$801,439,319

			Minimum		Maximum
Average Outstanding Principal Balance:	$141,173.03		$10,744.13		$500,000.00
Weighted Average Current Mortgage Rate:	7.712%		4.850%		13.000%
ARM Characteristics:
Weighted Average Gross Margin:	6.286%		0.000%		8.000%
Weighted Average Maximum Loan Rate:	14.596%		8.500%		19.350%
Weighted Average Minimum Loan Rate:	7.641%		4.850%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months to Roll:	23.21	months	0.00	months	59.00	months
Weighted Average Original Term:	354	months	120	months	360	months
Weighted Average Remaining Term:	352	months	118	months	359	months
Weighted Average Credit Score:	623		500		823
Weighted Average Combined Original LTV:	83.00%		11.59%		100.00%

First Pay Date:	May 01, 2004	Sep 01, 2004
Maturity Date:	Jul 01, 2014	Aug 01, 2034

Top State Concentrations ($):	19.47% California, 17.69% Florida, 4.44% Virginia
Maximum Zip Code Concentration ($):	0.37% 22193

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10,744.13 - 50,000.00	432	15,191,352.48	1.90
50,000.01 - 100,000.00	1,431	111,976,255.12	13.97
100,000.01 - 150,000.00	1,637	203,596,313.13	25.40
150,000.01 - 200,000.00	1,028	177,341,270.86	22.13
200,000.01 - 250,000.00	618	138,890,183.37	17.33
250,000.01 - 300,000.00	357	97,877,602.85	12.21
300,000.01 - 350,000.00	161	51,179,637.62	6.39
350,000.01 - 400,000.00	7	2,696,146.92	0.34
400,000.01 - 450,000.00	3	1,264,759.63	0.16
450,000.01 - 500,000.00	3	1,425,796.84	0.18

Total	5,677	801,439,318.82	100.00

Page: 1 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
500 - 500	4	524,849.89	0.07
501 - 520	89	11,425,716.56	1.43
521 - 540	458	64,429,272.31	8.04
541 - 560	539	73,513,403.06	9.17
561 - 580	570	78,096,883.84	9.74
581 - 600	617	90,933,298.76	11.35
601 - 620	531	79,705,113.15	9.95
621 - 640	651	92,563,905.84	11.55
641 - 660	575	83,540,986.93	10.42
661 - 680	569	82,513,462.29	10.30
681 - 700	351	46,578,431.06	5.81
701 - 720	292	40,913,301.33	5.10
721 - 740	200	23,697,285.19	2.96
741 - 760	117	16,733,745.13	2.09
761 - 780	85	12,645,016.32	1.58
781 - 800	17	2,419,385.74	0.30
801 - 820	11	1,135,377.64	0.14
821 - 823	1	69,883.78	0.01

Total	5,677	801,439,318.82	100.00

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 - 120	2	249,714.11	0.03
151 - 180	462	24,808,914.07	3.10
211 - 240	22	2,859,315.32	0.36
301 - 359	5,191	773,521,375.32	96.52

Total	5,677	801,439,318.82	100.00

Property Type: Total	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	4,363	597,164,269.75	74.51
PUD	699	110,524,404.64	13.79
Condo	388	52,751,735.08	6.58
Multi-Unit	227	40,998,909.35	5.12

Total	5,677	801,439,318.82	100.00

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	5,265	746,525,636.82	93.15
Investment (Non-Owner Occupied)	294	36,460,311.80	4.55
Secondary Home	118	18,453,370.20	2.30

Total	5,677	801,439,318.82	100.00

Page: 2 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	3,121	446,705,504.97	55.74
Purchase	2,303	319,728,696.63	39.89
Rate/Term Refinance	253	35,005,117.22	4.37

Total	5,677	801,439,318.82	100.00

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
11.59 - 15.00	3	226,738.47	0.03
15.01 - 20.00	3	207,709.78	0.03
20.01 - 25.00	7	856,164.48	0.11
25.01 - 30.00	11	854,795.24	0.11
30.01 - 35.00	21	2,157,373.22	0.27
35.01 - 40.00	37	3,735,607.90	0.47
40.01 - 45.00	46	5,678,294.93	0.71
45.01 - 50.00	58	7,773,149.76	0.97
50.01 - 55.00	89	12,519,157.92	1.56
55.01 - 60.00	132	18,791,719.63	2.34
60.01 - 65.00	221	32,861,975.05	4.10
65.01 - 70.00	289	43,682,060.21	5.45
70.01 - 75.00	340	49,752,788.65	6.21
75.01 - 80.00	1,181	176,084,660.02	21.97
80.01 - 85.00	563	83,799,282.26	10.46
85.01 - 90.00	1,150	166,184,275.77	20.74
90.01 - 95.00	609	89,515,582.89	11.17
95.01 - 100.00	917	106,757,982.64	13.32

Total	5,677	801,439,318.82	100.00

Page: 3 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	63	6,834,392.78	0.85
Arizona	141	19,430,401.86	2.42
Arkansas	80	8,188,843.76	1.02
California	785	156,074,804.01	19.47
Colorado	75	13,283,134.64	1.66
Connecticut	63	11,440,821.04	1.43
Delaware	20	2,953,867.34	0.37
District of Columbia	45	7,197,142.44	0.90
Florida	1,033	141,738,603.28	17.69
Georgia	238	30,618,102.60	3.82
Idaho	17	1,689,521.69	0.21
Illinois	137	19,387,342.93	2.42
Indiana	59	6,538,817.15	0.82
Iowa	6	638,833.33	0.08
Kansas	34	3,644,065.33	0.45
Kentucky	94	9,097,176.46	1.14
Louisiana	121	13,326,437.79	1.66
Maine	29	3,402,995.45	0.42
Maryland	179	30,011,941.79	3.74
Massachusetts	85	17,829,850.11	2.22
Michigan	290	34,447,320.16	4.30
Minnesota	58	8,678,066.02	1.08
Mississippi	38	3,443,137.96	0.43
Missouri	116	12,375,845.41	1.54
Montana	7	1,105,923.07	0.14
Nebraska	4	400,226.84	0.05
Nevada	42	7,757,536.01	0.97
New Hampshire	37	6,517,141.89	0.81
New Jersey	97	17,218,060.85	2.15
New Mexico	21	2,469,365.29	0.31
New York	126	20,743,302.97	2.59
North Carolina	143	16,090,517.63	2.01
Ohio	272	30,373,482.11	3.79
Oklahoma	60	5,426,613.60	0.68
Oregon	41	5,831,279.73	0.73
Pennsylvania	174	17,383,694.66	2.17
Rhode Island	9	1,764,262.20	0.22
South Carolina	85	9,065,135.37	1.13
South Dakota	1	99,875.89	0.01
Tennessee	104	10,813,653.39	1.35
Texas	260	29,796,119.22	3.72
Utah	12	1,569,258.72	0.20
Vermont	13	1,842,253.81	0.23
Virginia	228	35,606,104.28	4.44
Washington	73	10,628,194.32	1.33
West Virginia	25	2,304,114.44	0.29
Wisconsin	34	4,121,674.82	0.51
Wyoming	3	240,062.38	0.03

Total	5,677	801,439,318.82	100.00

Page: 4 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	3,135	423,371,480.29	52.83
Stated Income	1,993	304,876,429.80	38.04
No Documentation	437	55,813,678.75	6.96
Limited Documentation	111	17,279,444.87	2.16
Unknown	1	98,285.11	0.01

Total	5,677	801,439,318.82	100.00

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	3,050	431,978,613.54	53.90
M2	1,002	143,439,850.31	17.90
M3	209	28,029,076.21	3.50
M4	123	17,958,299.15	2.24
Unknown	35	4,851,302.05	0.61
Alt A	1,258	175,182,177.56	21.86

Total	5,677	801,439,318.82	100.00

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	4,680	706,260,071.05	88.12
Fixed Rate Loan	997	95,179,247.77	11.88

Total	5,677	801,439,318.82	100.00

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	497	65,268,273.18	68.57
15 Year Fixed-Rate Loan	217	16,180,397.73	17.00
15 Year Balloon	246	8,784,295.43	9.23
20 Year Fixed-Rate Loan	22	2,859,315.32	3.00
30 Year Fixed_Rate IO	13	1,837,252.00	1.93
10 Year Fixed-Rate Loan	2	249,714.11	0.26

Total	997	95,179,247.77	100.00

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	3,807	547,110,156.51	77.47
2/28 Loan Six-Month LIBOR IO	601	117,050,965.08	16.57
3/27 Loan Six-Month LIBOR	184	26,087,841.23	3.69
3/27 Loan Six-Month LIBOR IO	46	8,621,007.77	1.22
5/25 Loan Six-Month LIBOR	35	5,929,395.49	0.84
5/25 Loan Six-Month LIBOR IO	7	1,460,704.97	0.21

Total	4,680	706,260,071.05	100.00

Page: 5 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	5,010	672,469,389.00	83.91
Interest Only	667	128,969,929.82	16.09

Total	5,677	801,439,318.82	100.00

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	5,353	790,427,783.78	98.63
Second Lien	324	11,011,535.04	1.37

Total	5,677	801,439,318.82	100.00

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	1,943	253,141,420.63	31.59
12	16	2,832,666.63	0.35
24	2,372	354,160,908.51	44.19
36	1,346	191,304,323.05	23.87

Total	5,677	801,439,318.82	100.00

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.850 - 5.000	2	421,609.83	0.05
5.001 - 5.500	32	6,464,764.53	0.81
5.501 - 6.000	186	33,660,870.29	4.20
6.001 - 6.500	398	68,047,150.29	8.49
6.501 - 7.000	872	144,282,845.34	18.00
7.001 - 7.500	762	115,206,782.48	14.37
7.501 - 8.000	1,093	157,733,088.97	19.68
8.001 - 8.500	667	91,312,439.55	11.39
8.501 - 9.000	786	102,691,228.91	12.81
9.001 - 9.500	346	42,821,598.87	5.34
9.501 - 10.000	232	23,837,776.45	2.97
10.001 - 10.500	63	5,232,414.53	0.65
10.501 - 11.000	80	4,043,237.43	0.50
11.001 - 11.500	19	1,108,600.99	0.14
11.501 - 12.000	23	850,384.43	0.11
12.001 - 12.500	14	576,481.37	0.07
12.501 - 13.000	102	3,148,044.56	0.39

Total	5,677	801,439,318.82	100.00

Page: 6 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.000	3	248,112.54	0.04
0.001 - 0.500	4	668,763.01	0.09
0.501 - 1.000	3	501,705.27	0.07
1.501 - 2.000	1	153,040.00	0.02
2.001 - 2.500	1	307,585.31	0.04
3.501 - 4.000	9	1,539,224.94	0.22
4.001 - 4.500	81	12,266,658.05	1.74
4.501 - 5.000	307	49,811,206.17	7.05
5.001 - 5.500	662	105,438,109.15	14.93
5.501 - 6.000	772	122,089,790.31	17.29
6.001 - 6.500	762	116,658,223.20	16.52
6.501 - 7.000	710	105,813,115.68	14.98
7.001 - 7.500	767	108,879,125.32	15.42
7.501 - 8.000	598	81,885,412.10	11.59

Total	4,680	706,260,071.05	100.00

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.500 - 8.500	1	154,161.01	0.02
8.501 - 9.000	2	570,423.80	0.08
9.001 - 9.500	2	510,271.04	0.07
9.501 - 10.000	9	2,188,380.37	0.31
10.001 - 10.500	5	719,267.33	0.10
10.501 - 11.000	7	1,254,495.54	0.18
11.001 - 11.500	5	936,043.84	0.13
11.501 - 12.000	8	1,233,863.51	0.17
12.001 - 12.500	35	7,008,077.80	0.99
12.501 - 13.000	171	30,810,041.98	4.36
13.001 - 13.500	351	60,660,020.70	8.59
13.501 - 14.000	766	126,904,192.56	17.97
14.001 - 14.500	665	101,902,484.49	14.43
14.501 - 15.000	945	139,842,870.29	19.80
15.001 - 15.500	574	80,120,045.96	11.34
15.501 - 16.000	662	92,497,789.73	13.10
16.001 - 16.500	297	37,559,746.49	5.32
16.501 - 17.000	147	18,181,243.16	2.57
17.001 - 17.500	20	2,239,955.57	0.32
17.501 - 18.000	6	822,263.68	0.12
18.001 - 18.500	1	49,482.74	0.01
19.001 - 19.350	1	94,949.46	0.01

Total	4,680	706,260,071.05	100.00

Page: 7 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.850 - 5.000	2	421,609.83	0.06
5.001 - 5.500	29	6,014,700.58	0.85
5.501 - 6.000	172	30,914,405.71	4.38
6.001 - 6.500	353	61,488,825.49	8.71
6.501 - 7.000	772	129,041,001.85	18.27
7.001 - 7.500	676	103,298,359.83	14.63
7.501 - 8.000	959	142,178,695.80	20.13
8.001 - 8.500	579	81,051,763.26	11.48
8.501 - 9.000	664	92,693,853.36	13.12
9.001 - 9.500	298	37,690,180.93	5.34
9.501 - 10.000	148	18,260,022.96	2.59
10.001 - 10.500	20	2,239,955.57	0.32
10.501 - 11.000	6	822,263.68	0.12
11.001 - 11.500	1	49,482.74	0.01
12.001 - 12.350	1	94,949.46	0.01

Total	4,680	706,260,071.05	100.00

Rate Adjustment Date (ARMs ONLY):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
TBD	2	198,779.80	0.03
04/01/06	31	4,264,599.12	0.60
05/01/06	49	6,779,888.52	0.96
06/01/06	502	73,679,084.10	10.43
06/15/06	1	81,784.02	0.01
07/01/06	2,101	316,113,806.83	44.76
07/10/06	1	99,937.52	0.01
08/01/06	1,721	262,943,241.68	37.23
04/01/07	3	177,482.35	0.03
05/01/07	3	383,580.41	0.05
06/01/07	25	3,888,510.88	0.55
07/01/07	102	15,898,565.92	2.25
08/01/07	97	14,360,709.44	2.03
06/01/09	5	722,771.24	0.10
07/01/09	24	4,259,691.33	0.60
08/01/09	13	2,407,637.89	0.34

Total	4,680	706,260,071.05	100.00

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	4,680	706,260,071.05	100.00

Total	4,680	706,260,071.05	100.00

Page: 8 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.000	4,680	706,260,071.05	100.00

Total	4,680	706,260,071.05	100.00

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	1,696	280,227,831.75	34.97
No MI	3,981	521,211,487.07	65.03

Total	5,677	801,439,318.82	100.00

Page: 9 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

NOVASTAR 2004-3 FMAC NONCONFORMING

9/1/2004

Number of Loans:	2,065
Total Outstanding Principal Balance:	$347,175,509

			Minimum		Maximum
Average Outstanding Principal Balance:	$168,123.73		$14,994.65		$876,125.27
Weighted Average Current Mortgage Rate:	7.903%		4.750%		13.000%
ARM Characteristics:
Weighted Average Gross Margin:	7.013%		0.001%		9.950%
Weighted Average Maximum Loan Rate:	15.054%		8.350%		19.350%
Weighted Average Minimum Loan Rate:	8.136%		4.750%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months to Roll:	25.73	months	0.00	months	59.00	months
Weighted Average Original Term:	347	months	120	months	360	months
Weighted Average Remaining Term:	345	months	118	months	359	months
Weighted Average Credit Score:	613		505		799
Weighted Average Combined Original LTV:	81.96%		17.31%		100.00%

First Pay Date:	Feb 01, 2002	Sep 01, 2004
Maturity Date:	Jul 01, 2014	Aug 01, 2034

Top State Concentrations ($):	35.10% California, 14.18% Florida, 4.46% Virginia
Maximum Zip Code Concentration ($):	0.48% 91911

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
14,994.65 - 50,000.00	150	6,377,992.54	1.84
50,000.01 - 100,000.00	672	50,628,725.08	14.58
100,000.01 - 150,000.00	478	58,623,099.39	16.89
150,000.01 - 200,000.00	216	37,099,600.70	10.69
200,000.01 - 250,000.00	104	23,201,688.84	6.68
250,000.01 - 300,000.00	56	15,509,091.49	4.47
300,000.01 - 350,000.00	108	36,243,313.67	10.44
350,000.01 - 400,000.00	141	52,589,586.49	15.15
400,000.01 - 450,000.00	64	27,145,919.48	7.82
450,000.01 - 500,000.00	52	25,158,676.60	7.25
500,000.01 - 550,000.00	4	2,086,905.10	0.60
550,000.01 - 600,000.00	13	7,472,958.33	2.15
600,000.01 - 650,000.00	3	1,895,194.08	0.55
650,000.01 - 700,000.00	1	699,553.63	0.20
750,000.01 - 800,000.00	2	1,567,078.49	0.45
850,000.01 - 876,125.27	1	876,125.27	0.25

Total	2,065	347,175,509.18	100.00

Page: 1 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 400	3	142,373.67	0.04
501 - 520	26	4,128,653.72	1.19
521 - 540	367	50,191,374.11	14.46
541 - 560	226	33,415,523.71	9.62
561 - 580	178	32,073,513.88	9.24
581 - 600	243	37,820,077.42	10.89
601 - 620	233	38,566,710.76	11.11
621 - 640	204	39,582,122.83	11.40
641 - 660	154	29,782,406.66	8.58
661 - 680	155	30,422,973.36	8.76
681 - 700	97	17,880,057.70	5.15
701 - 720	56	11,305,396.98	3.26
721 - 740	57	9,189,654.86	2.65
741 - 760	31	6,369,524.50	1.83
761 - 780	24	4,112,860.53	1.18
781 - 799	11	2,192,284.49	0.63

Total	2,065	347,175,509.18	100.00

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 - 120	6	523,420.24	0.15
151 - 180	234	21,489,431.01	6.19
211 - 240	35	4,293,241.28	1.24
271 - 300	1	39,939.97	0.01
301 - 359	1,789	320,829,476.68	92.41

Total	2,065	347,175,509.18	100.00

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	1,665	270,566,487.33	77.93
PUD	223	49,315,184.48	14.20
Condo	102	17,198,624.16	4.95
Multi-Unit	75	10,095,213.21	2.91

Total	2,065	347,175,509.18	100.00

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,951	333,813,677.66	96.15
Investment (Non-Owner Occupied)	93	8,814,947.12	2.54
Secondary Home	20	4,474,957.78	1.29
Investment (Owner Occupied)	1	71,926.62	0.02

Total	2,065	347,175,509.18	100.00

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	1,240	212,766,567.40	61.29
Purchase	679	111,861,307.90	32.22
Rate/Term Refinance	146	22,547,633.88	6.49

Total	2,065	347,175,509.18	100.00

Page: 2 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
17.31 - 20.00	2	84,782.71	0.02
20.01 - 25.00	1	84,941.21	0.02
25.01 - 30.00	5	450,668.69	0.13
30.01 - 35.00	5	780,398.25	0.22
35.01 - 40.00	12	1,847,796.02	0.53
40.01 - 45.00	14	1,355,795.05	0.39
45.01 - 50.00	30	4,600,327.76	1.33
50.01 - 55.00	50	7,609,447.27	2.19
55.01 - 60.00	58	10,830,209.87	3.12
60.01 - 65.00	57	9,162,778.46	2.64
65.01 - 70.00	123	26,139,727.57	7.53
70.01 - 75.00	158	29,360,515.12	8.46
75.01 - 80.00	326	69,280,096.47	19.96
80.01 - 85.00	206	40,501,664.17	11.67
85.01 - 90.00	485	74,108,509.58	21.35
90.01 - 95.00	168	26,229,803.30	7.56
95.01 - 100.00	365	44,748,047.68	12.89

Total	2,065	347,175,509.18	100.00

Page: 3 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	12	1,487,952.50	0.43
Arizona	37	5,788,312.14	1.67
Arkansas	14	1,351,074.49	0.39
California	454	121,851,327.93	35.10
Colorado	18	3,282,270.31	0.95
Connecticut	28	6,313,725.14	1.82
Delaware	7	1,298,884.64	0.37
District of Columbia	10	2,974,065.30	0.86
Florida	369	49,223,150.89	14.18
Georgia	35	5,776,613.97	1.66
Idaho	4	409,922.32	0.12
Illinois	18	2,802,414.24	0.81
Indiana	35	2,850,373.68	0.82
Iowa	5	330,725.07	0.10
Kansas	9	766,475.66	0.22
Kentucky	34	3,066,983.92	0.88
Louisiana	82	8,054,261.40	2.32
Maine	11	1,177,516.63	0.34
Maryland	37	8,724,813.06	2.51
Massachusetts	10	3,192,516.38	0.92
Michigan	66	9,203,580.98	2.65
Minnesota	5	1,454,376.09	0.42
Mississippi	30	3,360,948.59	0.97
Missouri	45	4,039,253.64	1.16
Montana	2	569,390.86	0.16
Nebraska	2	145,196.76	0.04
Nevada	15	4,503,840.67	1.30
New Hampshire	7	1,562,562.89	0.45
New Jersey	27	7,346,685.97	2.12
New Mexico	2	91,249.76	0.03
New York	33	7,961,321.14	2.29
North Carolina	25	3,484,026.29	1.00
Ohio	131	14,775,670.44	4.26
Oklahoma	24	2,180,581.41	0.63
Oregon	12	1,937,222.59	0.56
Pennsylvania	75	9,952,283.94	2.87
Rhode Island	2	245,521.65	0.07
South Carolina	14	2,660,545.03	0.77
Tennessee	76	6,847,551.66	1.97
Texas	113	13,655,392.51	3.93
Utah	1	111,857.16	0.03
Vermont	1	236,830.50	0.07
Virginia	95	15,487,306.95	4.46
Washington	12	2,011,460.40	0.58
West Virginia	12	1,079,379.52	0.31
Wisconsin	8	1,422,147.97	0.41
Wyoming	1	125,944.14	0.04

Total	2,065	347,175,509.18	100.00

Page: 4 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	1,275	186,691,514.91	53.77
Stated Income	645	135,963,665.51	39.16
No Documentation	90	13,980,478.24	4.03
Limited Documentation	55	10,539,850.52	3.04

Total	2,065	347,175,509.18	100.00

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	1,116	179,796,261.13	51.79
M2	472	79,225,873.13	22.82
M3	117	20,681,748.19	5.96
M4	66	10,133,496.06	2.92
Unknown	11	3,899,991.54	1.12
Alt A	282	53,322,937.44	15.36
FICO Enhanced	1	115,201.69	0.03

Total	2,065	347,175,509.18	100.00

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	1,115	224,277,820.33	64.60
Fixed Rate Loan	950	122,897,688.85	35.40

Total	2,065	347,175,509.18	100.00

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	661	93,927,813.79	76.43
15 Year Fixed-Rate Loan	137	14,258,683.66	11.60
15 Year Balloon	97	7,230,747.35	5.88
20 Year Fixed-Rate Loan	36	4,427,720.84	3.60
30 Year Fixed_Rate IO	12	2,489,363.00	2.03
10 Year Fixed-Rate Loan	6	523,420.24	0.43
25 Year Fixed-Rate Loan	1	39,939.97	0.03

Total	950	122,897,688.85	100.00

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	841	149,537,702.72	66.68
2/28 Loan Six-Month LIBOR IO	131	44,785,932.00	19.97
5/25 Loan Six-Month LIBOR	59	11,696,038.75	5.21
3/27 Loan Six-Month LIBOR	46	8,352,881.50	3.72
5/25 Loan Six-Month LIBOR IO	25	5,928,175.38	2.64
3/27 Loan Six-Month LIBOR IO	13	3,977,089.98	1.77

Total	1,115	224,277,820.33	100.00

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	1,884	289,994,948.82	83.53
Interest Only	181	57,180,560.36	16.47

Total	2,065	347,175,509.18	100.00

Page: 5 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	1,955	339,700,554.39	97.85
Second Lien	110	7,474,954.79	2.15

Total	2,065	347,175,509.18	100.00

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	377	70,121,445.89	20.20
12	7	3,236,942.55	0.93
24	450	98,861,987.72	28.48
36	305	49,641,778.64	14.30
60	926	125,313,354.38	36.10

Total	2,065	347,175,509.18	100.00

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 - 5.000	6	2,505,943.90	0.72
5.001 - 5.500	13	3,407,981.77	0.98
5.501 - 6.000	86	25,549,979.61	7.36
6.001 - 6.500	147	35,596,628.32	10.25
6.501 - 7.000	269	60,037,516.22	17.29
7.001 - 7.500	184	35,287,609.79	10.16
7.501 - 8.000	226	42,151,628.44	12.14
8.001 - 8.500	130	23,736,567.77	6.84
8.501 - 9.000	228	34,146,479.62	9.84
9.001 - 9.500	170	23,628,540.49	6.81
9.501 - 10.000	315	34,246,245.97	9.86
10.001 - 10.500	137	14,119,501.65	4.07
10.501 - 11.000	101	8,632,012.61	2.49
11.001 - 11.500	30	2,308,266.91	0.66
11.501 - 12.000	15	1,180,355.42	0.34
12.001 - 12.500	3	191,525.29	0.06
12.501 - 13.000	5	448,725.40	0.13

Total	2,065	347,175,509.18	100.00

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 - 0.500	1	480,000.00	0.21
0.501 - 1.000	1	261,929.43	0.12
4.001 - 4.500	11	4,564,031.67	2.03
4.501 - 5.000	25	9,807,517.01	4.37
5.001 - 5.500	59	20,061,291.05	8.94
5.501 - 6.000	85	29,733,230.55	13.26
6.001 - 6.500	74	26,966,064.63	12.02
6.501 - 7.000	56	20,206,336.88	9.01
7.001 - 7.500	48	16,178,921.61	7.21
7.501 - 8.000	32	10,338,586.23	4.61
8.001 - 8.500	464	57,514,345.30	25.64
8.501 - 9.000	178	20,720,420.71	9.24
9.001 - 9.500	66	6,378,439.48	2.84
9.501 - 9.950	15	1,066,705.78	0.48

Total	1,115	224,277,820.33	100.00

Page: 6 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.350 - 8.500	1	208,764.71	0.09
8.501 - 9.000	2	673,256.28	0.30
9.001 - 9.500	3	779,371.42	0.35
10.001 - 10.500	2	381,428.98	0.17
10.501 - 11.000	1	518,944.15	0.23
11.001 - 11.500	1	109,637.13	0.05
11.501 - 12.000	8	2,889,068.01	1.29
12.001 - 12.500	9	3,290,480.70	1.47
12.501 - 13.000	43	15,673,929.05	6.99
13.001 - 13.500	48	16,978,761.95	7.57
13.501 - 14.000	93	32,167,316.27	14.34
14.001 - 14.500	52	18,405,085.82	8.21
14.501 - 15.000	68	22,318,647.51	9.95
15.001 - 15.500	49	13,894,331.63	6.20
15.501 - 16.000	130	24,484,438.39	10.92
16.001 - 16.500	133	19,961,461.79	8.90
16.501 - 17.000	251	29,376,074.00	13.10
17.001 - 17.500	115	12,328,195.01	5.50
17.501 - 18.000	77	7,307,579.08	3.26
18.001 - 18.500	21	1,847,717.82	0.82
18.501 - 19.000	6	566,662.20	0.25
19.001 - 19.350	2	116,668.43	0.05

Total	1,115	224,277,820.33	100.00

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 - 5.000	6	2,505,943.90	1.12
5.001 - 5.500	8	2,637,944.26	1.18
5.501 - 6.000	40	14,992,918.25	6.68
6.001 - 6.500	48	16,884,526.90	7.53
6.501 - 7.000	93	32,969,233.48	14.70
7.001 - 7.500	57	20,090,452.00	8.96
7.501 - 8.000	71	23,343,292.82	10.41
8.001 - 8.500	49	13,953,993.84	6.22
8.501 - 9.000	131	24,528,587.87	10.94
9.001 - 9.500	135	20,274,597.13	9.04
9.501 - 10.000	254	29,714,964.37	13.25
10.001 - 10.500	116	12,496,005.01	5.57
10.501 - 11.000	78	7,354,312.05	3.28
11.001 - 11.500	21	1,847,717.82	0.82
11.501 - 12.000	6	566,662.20	0.25
12.001 - 12.350	2	116,668.43	0.05

Total	1,115	224,277,820.33	100.00

Page: 7 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Rate Adjustment Date (ARMs ONLY):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
TBD	1	115,201.69	0.05
04/01/06	3	601,503.84	0.27
05/01/06	19	3,761,142.66	1.68
06/01/06	129	24,176,630.19	10.78
07/01/06	446	88,969,405.54	39.67
08/01/06	374	76,699,750.80	34.20
05/01/07	2	1,039,338.14	0.46
06/01/07	8	1,155,932.76	0.52
07/01/07	27	5,078,638.58	2.26
08/01/07	22	5,056,062.00	2.25
06/01/09	4	805,307.55	0.36
07/01/09	38	7,691,629.48	3.43
08/01/09	42	9,127,277.10	4.07

Total	1,115	224,277,820.33	100.00

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	1,115	224,277,820.33	100.00

Total	1,115	224,277,820.33	100.00

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	1,115	224,277,820.33	100.00

Total	1,115	224,277,820.33	100.00

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	492	99,460,300.09	28.65
No MI	1,572	247,600,007.40	71.32
PMI	1	115,201.69	0.03

Total	2,065	347,175,509.18	100.00

Page: 8 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

NOVASTAR 2004-3 FNMA CONFORMING

9/1/2004

Number of Loans:	6,548
Total Outstanding Principal Balance:	$909,354,138

			Minimum		Maximum
Average Outstanding Principal Balance:	$138,875.10		$10,744.13		$500,000.00
Weighted Average Current Mortgage Rate:	7.675%		4.850%		13.000%
ARM Characteristics:
Weighted Average Gross Margin:	6.282%		0.000%		8.000%
Weighted Average Maximum Loan Rate:	14.579%		8.350%		19.350%
Weighted Average Minimum Loan Rate:	7.629%		4.850%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months To Roll:	23.72	months	0.00	months	59.00	months
Weighted Average Original Term:	351	months	120	months	360	months
Weighted Average Remaining Term:	350	months	118	months	359	months
Weighted Average Credit Score:	624		500		823
Weighted Average Combined Original LTV:	82.25%		11.59%		100.00%

First Pay Date:	Feb 01, 2002	Sep 01, 2004
Maturity Date:	Jul 01, 2014	Aug 01, 2034

Top State Concentrations ($):	20.31% California, 18.85% Florida, 4.57% Virginia
Maximum Zip Code Concentration ($):	0.33% 22193

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

10,744.13 - 50,000.00	493	17,625,170.14	1.94
50,000.01 - 100,000.00	1,733	135,162,611.46	14.86
100,000.01 - 150,000.00	1,911	237,228,261.34	26.09
150,000.01 - 200,000.00	1,160	200,113,104.01	22.01
200,000.01 - 250,000.00	673	151,179,204.82	16.62
250,000.01 - 300,000.00	389	106,775,582.94	11.74
300,000.01 - 350,000.00	176	55,883,499.48	6.15
350,000.01 - 400,000.00	7	2,696,146.92	0.30
400,000.01 - 450,000.00	3	1,264,759.63	0.14
450,000.01 - 500,000.00	3	1,425,796.84	0.16

Total	6,548	909,354,137.58	100.00

Page: 1 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
500 - 500	4	524,849.89	0.06
501 - 520	96	12,041,150.61	1.32
521 - 540	516	69,874,688.75	7.68
541 - 560	608	81,983,274.40	9.02
561 - 580	652	88,066,160.78	9.68
581 - 600	709	102,335,200.59	11.25
601 - 620	627	91,762,936.21	10.09
621 - 640	768	108,247,388.46	11.90
641 - 660	668	95,699,626.01	10.52
661 - 680	657	92,765,939.53	10.20
681 - 700	416	54,832,021.29	6.03
701 - 720	329	46,309,967.64	5.09
721 - 740	238	28,479,003.43	3.13
741 - 760	131	18,366,866.69	2.02
761 - 780	96	14,063,661.32	1.55
781 - 800	21	2,796,140.56	0.31
801 - 820	11	1,135,377.64	0.12
821 - 823	1	69,883.78	0.01

Total	6,548	909,354,137.58	100.00

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 - 120	8	773,134.35	0.09
151 - 180	604	37,923,407.81	4.17
211 - 240	55	7,074,110.91	0.78
271 - 300	1	39,939.97	0.00
301 - 359	5,880	863,543,544.54	94.96

Total	6,548	909,354,137.58	100.00

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	5,081	684,668,356.72	75.29
PUD	772	120,657,798.60	13.27
Condo	433	58,095,786.91	6.39
Multi-Unit	262	45,932,195.35	5.05

Total	6,548	909,354,137.58	100.00

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	6,096	850,662,840.05	93.55
Investment (Non-Owner Occupied)	326	39,495,634.14	4.34
Secondary Home	126	19,195,663.39	2.11

Total	6,548	909,354,137.58	100.00

Page: 2 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Cash Out Refinance	3,751	525,434,674.84	57.78
Purchase	2,451	337,583,325.49	37.12
Rate/Term Refinance	346	46,336,137.25	5.10

Total	6,548	909,354,137.58	100.00

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

11.59 - 15.00	3	226,738.47	0.02
15.01 - 20.00	5	292,492.49	0.03
20.01 - 25.00	8	941,105.69	0.10
25.01 - 30.00	16	1,305,463.93	0.14
30.01 - 35.00	25	2,828,134.34	0.31
35.01 - 40.00	47	4,970,011.07	0.55
40.01 - 45.00	59	6,849,365.44	0.75
45.01 - 50.00	81	10,558,082.26	1.16
50.01 - 55.00	134	17,916,460.82	1.97
55.01 - 60.00	175	24,674,392.25	2.71
60.01 - 65.00	267	38,683,209.51	4.25
65.01 - 70.00	369	54,433,485.36	5.99
70.01 - 75.00	420	60,410,968.47	6.64
75.01 - 80.00	1,335	197,146,418.44	21.68
80.01 - 85.00	646	92,948,797.22	10.22
85.01 - 90.00	1,292	183,545,872.05	20.18
90.01 - 95.00	670	96,546,421.67	10.62
95.01 - 100.00	996	115,076,718.10	12.65

Total	6,548	909,354,137.58	100.00

Page: 3 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	63	6,834,392.78	0.75
Arizona	158	21,521,746.07	2.37
Arkansas	80	8,188,843.76	0.90
California	939	184,675,844.70	20.31
Colorado	86	14,717,977.70	1.62
Connecticut	77	13,683,278.68	1.50
Delaware	24	3,459,329.77	0.38
District of Columbia	45	7,197,142.44	0.79
Florida	1,290	171,381,360.91	18.85
Georgia	238	30,618,102.60	3.37
Idaho	20	2,072,455.95	0.23
Illinois	137	19,387,342.93	2.13
Indiana	75	8,106,468.06	0.89
Iowa	6	638,833.33	0.07
Kansas	34	3,644,065.33	0.40
Kentucky	111	10,482,992.73	1.15
Louisiana	168	17,906,578.85	1.97
Maine	40	4,580,512.08	0.50
Maryland	179	30,011,941.79	3.30
Massachusetts	85	17,829,850.11	1.96
Michigan	290	34,447,320.16	3.79
Minnesota	58	8,678,066.02	0.95
Mississippi	49	4,219,820.00	0.46
Missouri	127	13,509,013.78	1.49
Montana	7	1,105,923.07	0.12
Nebraska	5	494,651.64	0.05
Nevada	45	8,162,890.83	0.90
New Hampshire	42	7,126,214.19	0.78
New Jersey	97	17,218,060.85	1.89
New Mexico	21	2,469,365.29	0.27
New York	126	20,743,302.97	2.28
North Carolina	143	16,090,517.63	1.77
Ohio	330	36,778,547.27	4.04
Oklahoma	74	6,860,673.23	0.75
Oregon	49	7,164,867.85	0.79
Pennsylvania	205	21,473,685.73	2.36
Rhode Island	11	2,009,783.85	0.22
South Carolina	86	9,232,885.23	1.02
South Dakota	1	99,875.89	0.01
Tennessee	154	14,643,298.95	1.61
Texas	327	36,907,768.83	4.06
Utah	12	1,569,258.72	0.17
Vermont	13	1,842,253.81	0.20
Virginia	281	41,575,543.73	4.57
Washington	77	11,165,844.82	1.23
West Virginia	25	2,304,114.44	0.25
Wisconsin	35	4,281,465.85	0.47
Wyoming	3	240,062.38	0.03

Total	6,548	909,354,137.58	100.00

Page: 4 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	3,638	483,866,554.78	53.21
Stated Income	2,277	343,185,780.12	37.74
No Documentation	499	62,282,964.09	6.85
Limited Documentation	133	19,920,553.48	2.19
Unknown	1	98,285.11	0.01

Total	6,548	909,354,137.58	100.00

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	3,547	497,106,507.47	54.67
M2	1,157	160,920,741.26	17.70
M3	237	31,157,112.79	3.43
M4	140	20,218,182.74	2.22
Unknown	35	4,851,302.05	0.53
Alt A	1,431	194,985,089.58	21.44
FICO Enhanced	1	115,201.69	0.01

Total	6,548	909,354,137.58	100.00

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	4,741	716,678,150.41	78.81
Fixed Rate Loan	1,807	192,675,987.17	21.19

Total	6,548	909,354,137.58	100.00

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	1,116	143,807,883.48	74.64
15 Year Fixed-Rate Loan	340	28,656,652.33	14.87
15 Year Balloon	265	9,422,534.57	4.89
20 Year Fixed-Rate Loan	56	7,208,590.47	3.74
30 Year Fixed_Rate IO	21	2,767,252.00	1.44
10 Year Fixed-Rate Loan	8	773,134.35	0.40
25 Year Fixed-Rate Loan	1	39,939.97	0.02

Total	1,807	192,675,987.17	100.00

Page: 5 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	3,808	547,225,358.20	76.36
2/28 Loan Six-Month LIBOR IO	601	117,050,965.08	16.33
3/27 Loan Six-Month LIBOR	184	26,087,841.23	3.64
5/25 Loan Six-Month LIBOR	77	12,702,097.76	1.77
3/27 Loan Six-Month LIBOR IO	46	8,621,007.77	1.20
5/25 Loan Six-Month LIBOR IO	25	4,990,880.37	0.70

Total	4,741	716,678,150.41	100.00

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	5,855	775,924,032.36	85.33
Interest Only	693	133,430,105.22	14.67

Total	6,548	909,354,137.58	100.00

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	6,204	897,730,427.22	98.72
Second Lien	344	11,623,710.36	1.28

Total	6,548	909,354,137.58	100.00

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	1,943	253,141,420.63	27.84
12	16	2,832,666.63	0.31
24	2,372	354,160,908.51	38.95
36	1,346	191,304,323.05	21.04
60	871	107,914,818.76	11.87

Total	6,548	909,354,137.58	100.00

Page: 6 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.850 - 5.000	2	421,609.83	0.05
5.001 - 5.500	39	7,643,127.92	0.84
5.501 - 6.000	226	40,965,943.24	4.50
6.001 - 6.500	490	82,204,645.24	9.04
6.501 - 7.000	1,058	171,371,478.44	18.85
7.001 - 7.500	890	130,321,769.98	14.33
7.501 - 8.000	1,251	175,911,898.45	19.34
8.001 - 8.500	747	100,642,938.70	11.07
8.501 - 9.000	859	110,165,295.56	12.11
9.001 - 9.500	376	45,738,687.13	5.03
9.501 - 10.000	272	26,976,896.10	2.97
10.001 - 10.500	75	6,108,452.51	0.67
10.501 - 11.000	96	4,813,982.96	0.53
11.001 - 11.500	25	1,383,133.90	0.15
11.501 - 12.000	26	959,751.69	0.11
12.001 - 12.500	14	576,481.37	0.06
12.501 - 13.000	102	3,148,044.56	0.35

Total	6,548	909,354,137.58	100.00

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.000	3	248,112.54	0.03
0.001 - 0.500	4	668,763.01	0.09
0.501 - 1.000	4	763,634.70	0.11
1.501 - 2.000	1	153,040.00	0.02
2.001 - 2.500	1	307,585.31	0.04
3.501 - 4.000	9	1,539,224.94	0.21
4.001 - 4.500	81	12,266,658.05	1.71
4.501 - 5.000	309	50,041,879.14	6.98
5.001 - 5.500	670	107,033,235.28	14.93
5.501 - 6.000	791	125,475,353.22	17.51
6.001 - 6.500	773	118,533,791.59	16.54
6.501 - 7.000	717	107,081,827.98	14.94
7.001 - 7.500	774	109,826,868.33	15.32
7.501 - 8.000	604	82,738,176.32	11.54

Total	4,741	716,678,150.41	100.00

Page: 7 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.350 - 8.500	2	362,925.72	0.05
8.501 - 9.000	3	890,080.08	0.12
9.001 - 9.500	3	836,571.04	0.12
9.501 - 10.000	9	2,188,380.37	0.31
10.001 - 10.500	6	869,041.75	0.12
10.501 - 11.000	7	1,254,495.54	0.18
11.001 - 11.500	5	936,043.84	0.13
11.501 - 12.000	8	1,233,863.51	0.17
12.001 - 12.500	36	7,207,638.97	1.01
12.501 - 13.000	178	32,525,021.21	4.54
13.001 - 13.500	359	61,856,138.83	8.63
13.501 - 14.000	784	130,044,383.34	18.15
14.001 - 14.500	670	102,604,864.05	14.32
14.501 - 15.000	956	141,225,560.85	19.71
15.001 - 15.500	578	80,876,443.17	11.28
15.501 - 16.000	664	92,703,855.35	12.94
16.001 - 16.500	298	37,674,948.18	5.26
16.501 - 17.000	147	18,181,243.16	2.54
17.001 - 17.500	20	2,239,955.57	0.31
17.501 - 18.000	6	822,263.68	0.11
18.001 - 18.500	1	49,482.74	0.01
19.001 - 19.350	1	94,949.46	0.01

Total	4,741	716,678,150.41	100.00

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.850 - 5.000	2	421,609.83	0.06
5.001 - 5.500	31	6,423,026.46	0.90
5.501 - 6.000	180	32,949,041.22	4.60
6.001 - 6.500	362	63,011,243.62	8.79
6.501 - 7.000	790	132,181,192.63	18.44
7.001 - 7.500	682	104,150,513.81	14.53
7.501 - 8.000	970	143,561,386.36	20.03
8.001 - 8.500	583	81,808,160.47	11.41
8.501 - 9.000	666	92,899,918.98	12.96
9.001 - 9.500	299	37,805,382.62	5.28
9.501 - 10.000	148	18,260,022.96	2.55
10.001 - 10.500	20	2,239,955.57	0.31
10.501 - 11.000	6	822,263.68	0.11
11.001 - 11.500	1	49,482.74	0.01
12.001 - 12.350	1	94,949.46	0.01

Total	4,741	716,678,150.41	100.00

Page: 8 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
TBD	3	313,981.49	0.04
04/01/06	31	4,264,599.12	0.60
05/01/06	49	6,779,888.52	0.95
06/01/06	502	73,679,084.10	10.28
06/15/06	1	81,784.02	0.01
07/01/06	2,101	316,113,806.83	44.11
07/10/06	1	99,937.52	0.01
08/01/06	1,721	262,943,241.68	36.69
04/01/07	3	177,482.35	0.02
05/01/07	3	383,580.41	0.05
06/01/07	25	3,888,510.88	0.54
07/01/07	102	15,898,565.92	2.22
08/01/07	97	14,360,709.44	2.00
06/01/09	8	1,169,157.81	0.16
07/01/09	51	8,382,535.58	1.17
08/01/09	43	8,141,284.74	1.14

Total	4,741	716,678,150.41	100.00

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	4,741	716,678,150.41	100.00

Total	4,741	716,678,150.41	100.00

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	4,741	716,678,150.41	100.00

Total	4,741	716,678,150.41	100.00

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	2,025	327,412,418.29	36.00
No MI	4,522	581,826,517.60	63.98
PMI	1	115,201.69	0.01

Total	6,548	909,354,137.58	100.00

Page: 9 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

NOVASTAR 2004-3 FNMA NONCONFORMING

9/1/2004

Number of Loans:	1,194
Total Outstanding Principal Balance:	$239,260,690

			Minimum		Maximum
Average Outstanding Principal Balance:	$200,385.84		$26,988.06		$876,125.27
Weighted Average Current Mortgage Rate:	8.131%		4.750%		13.000%
ARM Characteristics:
Weighted Average Gross Margin:	7.061%		0.001%		9.950%
Weighted Average Maximum Loan Rate:	15.134%		8.990%		19.350%
Weighted Average Minimum Loan Rate:	8.200%		4.750%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months To Roll:	24.15	months	19.00	months	59.00	months
Weighted Average Original Term:	354	months	180	months	360	months
Weighted Average Remaining Term:	352	months	175	months	359	months
Weighted Average Credit Score:	606		507		797
Weighted Average Combined Original LTV:	84.34%		33.69%		100.00%

First Pay Date:	May 01, 2004	Sep 01, 2004
Maturity Date:	Apr 01, 2019	Aug 01, 2034

Top State Concentrations ($):	38.97% California, 8.18% Florida, 3.98% Virginia
Maximum Zip Code Concentration ($):	0.64% 92336

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

26,988.06 - 50,000.00	89	3,944,174.88	1.65
50,000.01 - 100,000.00	370	27,442,368.74	11.47
100,000.01 - 150,000.00	204	24,991,151.18	10.45
150,000.01 - 200,000.00	84	14,327,767.55	5.99
200,000.01 - 250,000.00	49	10,912,667.39	4.56
250,000.01 - 300,000.00	24	6,611,111.40	2.76
300,000.01 - 350,000.00	93	31,539,451.81	13.18
350,000.01 - 400,000.00	141	52,589,586.49	21.98
400,000.01 - 450,000.00	64	27,145,919.48	11.35
450,000.01 - 500,000.00	52	25,158,676.60	10.52
500,000.01 - 550,000.00	4	2,086,905.10	0.87
550,000.01 - 600,000.00	13	7,472,958.33	3.12
600,000.01 - 650,000.00	3	1,895,194.08	0.79
650,000.01 - 700,000.00	1	699,553.63	0.29
750,000.01 - 800,000.00	2	1,567,078.49	0.65
850,000.01 - 876,125.27	1	876,125.27	0.37

Total	1,194	239,260,690.42	100.00

Page: 1 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 400	3	142,373.67	0.06
501 - 520	19	3,513,219.67	1.47
521 - 540	309	44,745,957.67	18.70
541 - 560	157	24,945,652.37	10.43
561 - 580	96	22,104,236.94	9.24
581 - 600	151	26,418,175.59	11.04
601 - 620	137	26,508,887.70	11.08
621 - 640	87	23,898,640.21	9.99
641 - 660	61	17,623,767.58	7.37
661 - 680	67	20,170,496.12	8.43
681 - 700	32	9,626,467.47	4.02
701 - 720	19	5,908,730.67	2.47
721 - 740	19	4,407,936.62	1.84
741 - 760	17	4,736,402.94	1.98
761 - 780	13	2,694,215.53	1.13
781 - 797	7	1,815,529.67	0.76

Total	1,194	239,260,690.42	100.00

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
175 - 180	92	8,374,937.27	3.50
211 - 240	2	78,445.69	0.03
301 - 359	1,100	230,807,307.46	96.47

Total	1,194	239,260,690.42	100.00

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	947	183,062,400.36	76.51
PUD	150	39,181,790.52	16.38
Condo	57	11,854,572.33	4.95
Multi-Unit	40	5,161,927.21	2.16

Total	1,194	239,260,690.42	100.00

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,120	229,676,474.43	95.99
Investment (Non-Owner Occupied)	61	5,779,624.78	2.42
Secondary Home	12	3,732,664.59	1.56
Investment (Owner Occupied)	1	71,926.62	0.03

Total	1,194	239,260,690.42	100.00

Page: 2 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Cash Out Refinance	610	134,037,397.53	56.02
Purchase	531	94,006,679.04	39.29
Rate/Term Refinance	53	11,216,613.85	4.69

Total	1,194	239,260,690.42	100.00

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

33.69 - 35.00	1	109,637.13	0.05
35.01 - 40.00	2	613,392.85	0.26
40.01 - 45.00	1	184,724.54	0.08
45.01 - 50.00	7	1,815,395.26	0.76
50.01 - 55.00	5	2,212,144.37	0.92
55.01 - 60.00	15	4,947,537.25	2.07
60.01 - 65.00	11	3,341,544.00	1.40
65.01 - 70.00	43	15,388,302.42	6.43
70.01 - 75.00	78	18,702,335.30	7.82
75.01 - 80.00	172	48,218,338.05	20.15
80.01 - 85.00	123	31,352,149.21	13.10
85.01 - 90.00	343	56,746,913.30	23.72
90.01 - 95.00	107	19,198,964.52	8.02
95.01 - 100.00	286	36,429,312.22	15.23

Total	1,194	239,260,690.42	100.00

Page: 3 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	12	1,487,952.50	0.62
Arizona	20	3,696,967.93	1.55
Arkansas	14	1,351,074.49	0.56
California	300	93,250,287.24	38.97
Colorado	7	1,847,427.25	0.77
Connecticut	14	4,071,267.50	1.70
Delaware	3	793,422.21	0.33
District of Columbia	10	2,974,065.30	1.24
Florida	112	19,580,393.26	8.18
Georgia	35	5,776,613.97	2.41
Idaho	1	26,988.06	0.01
Illinois	18	2,802,414.24	1.17
Indiana	19	1,282,722.77	0.54
Iowa	5	330,725.07	0.14
Kansas	9	766,475.66	0.32
Kentucky	17	1,681,167.65	0.70
Louisiana	35	3,474,120.34	1.45
Maryland	37	8,724,813.06	3.65
Massachusetts	10	3,192,516.38	1.33
Michigan	66	9,203,580.98	3.85
Minnesota	5	1,454,376.09	0.61
Mississippi	19	2,584,266.55	1.08
Missouri	34	2,906,085.27	1.21
Montana	2	569,390.86	0.24
Nebraska	1	50,771.96	0.02
Nevada	12	4,098,485.85	1.71
New Hampshire	2	953,490.59	0.40
New Jersey	27	7,346,685.97	3.07
New Mexico	2	91,249.76	0.04
New York	33	7,961,321.14	3.33
North Carolina	25	3,484,026.29	1.46
Ohio	73	8,370,605.28	3.50
Oklahoma	10	746,521.78	0.31
Oregon	4	603,634.47	0.25
Pennsylvania	44	5,862,292.87	2.45
South Carolina	13	2,492,795.17	1.04
Tennessee	26	3,017,906.10	1.26
Texas	46	6,543,742.90	2.73
Utah	1	111,857.16	0.05
Vermont	1	236,830.50	0.10
Virginia	42	9,517,867.50	3.98
Washington	8	1,473,809.90	0.62
West Virginia	12	1,079,379.52	0.45
Wisconsin	7	1,262,356.94	0.53
Wyoming	1	125,944.14	0.05

Total	1,194	239,260,690.42	100.00

Page: 4 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	772	126,196,440.42	52.74
Stated Income	361	97,654,315.19	40.82
Limited Documentation	33	7,898,741.91	3.30
No Documentation	28	7,511,192.90	3.14

Total	1,194	239,260,690.42	100.00

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	619	114,668,367.20	47.93
M2	317	61,744,982.18	25.81
M3	89	17,553,711.61	7.34
M4	49	7,873,612.47	3.29
Unknown	11	3,899,991.54	1.63
Alt A	109	33,520,025.42	14.01

Total	1,194	239,260,690.42	100.00

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	1,054	213,859,740.97	89.38
Fixed Rate Loan	140	25,400,949.45	10.62

Total	1,194	239,260,690.42	100.00

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	42	15,388,203.49	60.58
15 Year Balloon	78	6,592,508.21	25.95
15 Year Fixed-Rate Loan	14	1,782,429.06	7.02
30 Year Fixed_Rate IO	4	1,559,363.00	6.14
20 Year Fixed-Rate Loan	2	78,445.69	0.31

Total	140	25,400,949.45	100.00

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	840	149,422,501.03	69.87
2/28 Loan Six-Month LIBOR IO	131	44,785,932.00	20.94
3/27 Loan Six-Month LIBOR	46	8,352,881.50	3.91
5/25 Loan Six-Month LIBOR	17	4,923,336.48	2.30
3/27 Loan Six-Month LIBOR IO	13	3,977,089.98	1.86
5/25 Loan Six-Month LIBOR IO	7	2,397,999.98	1.12

Total	1,054	213,859,740.97	100.00

Page: 5 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Not Interest Only	1,039	186,540,305.46	77.97
Interest Only	155	52,720,384.96	22.03

Total	1,194	239,260,690.42	100.00

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

First Lien	1,104	232,397,910.95	97.13
Second Lien	90	6,862,779.47	2.87

Total	1,194	239,260,690.42	100.00

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

N/A	377	70,121,445.89	29.31
12	7	3,236,942.55	1.35
24	450	98,861,987.72	41.32
36	305	49,641,778.64	20.75
60	55	17,398,535.62	7.27

Total	1,194	239,260,690.42	100.00

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

4.750 - 5.000	6	2,505,943.90	1.05
5.001 - 5.500	6	2,229,618.38	0.93
5.501 - 6.000	46	18,244,906.66	7.63
6.001 - 6.500	55	21,439,133.37	8.96
6.501 - 7.000	83	32,948,883.12	13.77
7.001 - 7.500	56	20,172,622.29	8.43
7.501 - 8.000	68	23,972,818.96	10.02
8.001 - 8.500	50	14,406,068.62	6.02
8.501 - 9.000	155	26,672,412.97	11.15
9.001 - 9.500	140	20,711,452.23	8.66
9.501 - 10.000	275	31,107,126.32	13.00
10.001 - 10.500	125	13,243,463.67	5.54
10.501 - 11.000	85	7,861,267.08	3.29
11.001 - 11.500	24	2,033,734.00	0.85
11.501 - 12.000	12	1,070,988.16	0.45
12.001 - 12.500	3	191,525.29	0.08
12.501 - 13.000	5	448,725.40	0.19

Total	1,194	239,260,690.42	100.00

Page: 6 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 - 0.500	1	480,000.00	0.22
4.001 - 4.500	11	4,564,031.67	2.13
4.501 - 5.000	23	9,576,844.04	4.48
5.001 - 5.500	51	18,466,164.92	8.63
5.501 - 6.000	66	26,347,667.64	12.32
6.001 - 6.500	63	25,090,496.24	11.73
6.501 - 7.000	49	18,937,624.58	8.86
7.001 - 7.500	41	15,231,178.60	7.12
7.501 - 8.000	26	9,485,822.01	4.44
8.001 - 8.500	464	57,514,345.30	26.89
8.501 - 9.000	178	20,720,420.71	9.69
9.001 - 9.500	66	6,378,439.48	2.98
9.501 - 9.950	15	1,066,705.78	0.50

Total	1,054	213,859,740.97	100.00

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.990 - 9.000	1	353,600.00	0.17
9.001 - 9.500	2	453,071.42	0.21
10.001 - 10.500	1	231,654.56	0.11
10.501 - 11.000	1	518,944.15	0.24
11.001 - 11.500	1	109,637.13	0.05
11.501 - 12.000	8	2,889,068.01	1.35
12.001 - 12.500	8	3,090,919.53	1.45
12.501 - 13.000	36	13,958,949.82	6.53
13.001 - 13.500	40	15,782,643.82	7.38
13.501 - 14.000	75	29,027,125.49	13.57
14.001 - 14.500	47	17,702,706.26	8.28
14.501 - 15.000	57	20,935,956.95	9.79
15.001 - 15.500	45	13,137,934.42	6.14
15.501 - 16.000	128	24,278,372.77	11.35
16.001 - 16.500	132	19,846,260.10	9.28
16.501 - 17.000	251	29,376,074.00	13.74
17.001 - 17.500	115	12,328,195.01	5.76
17.501 - 18.000	77	7,307,579.08	3.42
18.001 - 18.500	21	1,847,717.82	0.86
18.501 - 19.000	6	566,662.20	0.26
19.001 - 19.350	2	116,668.43	0.05

Total	1,054	213,859,740.97	100.00

Page: 7 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 - 5.000	6	2,505,943.90	1.17
5.001 - 5.500	6	2,229,618.38	1.04
5.501 - 6.000	32	12,958,282.74	6.06
6.001 - 6.500	39	15,362,108.77	7.18
6.501 - 7.000	75	29,829,042.70	13.95
7.001 - 7.500	51	19,238,298.02	9.00
7.501 - 8.000	60	21,960,602.26	10.27
8.001 - 8.500	45	13,197,596.63	6.17
8.501 - 9.000	129	24,322,522.25	11.37
9.001 - 9.500	134	20,159,395.44	9.43
9.501 - 10.000	254	29,714,964.37	13.89
10.001 - 10.500	116	12,496,005.01	5.84
10.501 - 11.000	78	7,354,312.05	3.44
11.001 - 11.500	21	1,847,717.82	0.86
11.501 - 12.000	6	566,662.20	0.26
12.001 - 12.350	2	116,668.43	0.05

Total	1,054	213,859,740.97	100.00

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
04/01/06	3	601,503.84	0.28
05/01/06	19	3,761,142.66	1.76
06/01/06	129	24,176,630.19	11.30
07/01/06	446	88,969,405.54	41.60
08/01/06	374	76,699,750.80	35.86
05/01/07	2	1,039,338.14	0.49
06/01/07	8	1,155,932.76	0.54
07/01/07	27	5,078,638.58	2.37
08/01/07	22	5,056,062.00	2.36
06/01/09	1	358,920.98	0.17
07/01/09	11	3,568,785.23	1.67
08/01/09	12	3,393,630.25	1.59

Total	1,054	213,859,740.97	100.00

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	1,054	213,859,740.97	100.00

Total	1,054	213,859,740.97	100.00

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	1,054	213,859,740.97	100.00

Total	1,054	213,859,740.97	100.00

Page: 8 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	163	52,275,713.55	21.85
No MI	1,031	186,984,976.87	78.15

Total	1,194	239,260,690.42	100.00

Page: 9 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

NOVASTAR 2004-3

9/1/2004

Number of Loans:	7,742
Total Outstanding Principal Balance:	$1,148,614,828

			Minimum		Maximum
Average Outstanding Principal Balance:	$148,361.51		$10,744.13		$876,125.27
Weighted Average Current Mortgage Rate:	7.770%		4.750%		13.000%
ARM Characteristics:
Weighted Average Gross Margin:	6.461%		0.000%		9.950%
Weighted Average Maximum Loan Rate:	14.707%		8.350%		19.350%
Weighted Average Minimum Loan Rate:	7.760%		4.750%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months to Roll:	23.82	months	0.00	months	59.00	months
Weighted Average Original Term:	352	months	120	months	360	months
Weighted Average Remaining Term:	350	months	118	months	359	months
Weighted Average Credit Score:	620		500		823
Weighted Average Combined Original LTV:	82.69%		11.59%		100.00%

First Pay Date:	Feb 01, 2002	Sep 01, 2004
Maturity Date:	Jul 01, 2014	Aug 01, 2034

Top State Concentrations ($):	24.20% California, 16.63% Florida, 4.45% Virginia
Maximum Zip Code Concentration ($):	0.31% 22193

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

10,744.13 - 50,000.00	582	21,569,345.02	1.88
50,000.01 - 100,000.00	2,103	162,604,980.20	14.16
100,000.01 - 150,000.00	2,115	262,219,412.52	22.83
150,000.01 - 200,000.00	1,244	214,440,871.56	18.67
200,000.01 - 250,000.00	722	162,091,872.21	14.11
250,000.01 - 300,000.00	413	113,386,694.34	9.87
300,000.01 - 350,000.00	269	87,422,951.29	7.61
350,000.01 - 400,000.00	148	55,285,733.41	4.81
400,000.01 - 450,000.00	67	28,410,679.11	2.47
450,000.01 - 500,000.00	55	26,584,473.44	2.31
500,000.01 - 550,000.00	4	2,086,905.10	0.18
550,000.01 - 600,000.00	13	7,472,958.33	0.65
600,000.01 - 650,000.00	3	1,895,194.08	0.16
650,000.01 - 700,000.00	1	699,553.63	0.06
750,000.01 - 800,000.00	2	1,567,078.49	0.14
850,000.01 - 876,125.27	1	876,125.27	0.08

Total	7,742	1,148,614,828.00	100.00

Page: 1 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 400	3	142,373.67	0.01
481 - 500	4	524,849.89	0.05
501 - 520	115	15,554,370.28	1.35
521 - 540	825	114,620,646.42	9.98
541 - 560	765	106,928,926.77	9.31
561 - 580	748	110,170,397.72	9.59
581 - 600	860	128,753,376.18	11.21
601 - 620	764	118,271,823.91	10.30
621 - 640	855	132,146,028.67	11.50
641 - 660	729	113,323,393.59	9.87
661 - 680	724	112,936,435.65	9.83
681 - 700	448	64,458,488.76	5.61
701 - 720	348	52,218,698.31	4.55
721 - 740	257	32,886,940.05	2.86
741 - 760	148	23,103,269.63	2.01
761 - 780	109	16,757,876.85	1.46
781 - 800	28	4,611,670.23	0.40
801 - 820	11	1,135,377.64	0.10
821 - 823	1	69,883.78	0.01

Total	7,742	1,148,614,828.00	100.00

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

118 - 120	8	773,134.35	0.07
151 - 180	696	46,298,345.08	4.03
211 - 240	57	7,152,556.60	0.62
271 - 300	1	39,939.97	0.00
301 - 359	6,980	1,094,350,852.00	95.28

Total	7,742	1,148,614,828.00	100.00

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family Residence	6,028	867,730,757.08	75.55
PUD	922	159,839,589.12	13.92
Condo	490	69,950,359.24	6.09
Multi-Unit	302	51,094,122.56	4.45

Total	7,742	1,148,614,828.00	100.00

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	7,216	1,080,339,314.48	94.06
Investment (Non-Owner Occupied)	387	45,275,258.92	3.94
Secondary Home	138	22,928,327.98	2.00
Investment (Owner Occupied)	1	71,926.62	0.01

Total	7,742	1,148,614,828.00	100.00

Page: 2 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Cash Out Refinance	4,361	659,472,072.37	57.41
Purchase	2,982	431,590,004.53	37.57
Rate/Term Refinance	399	57,552,751.10	5.01

Total	7,742	1,148,614,828.00	100.00

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

11.59 - 15.00	3	226,738.47	0.02
15.01 - 20.00	5	292,492.49	0.03
20.01 - 25.00	8	941,105.69	0.08
25.01 - 30.00	16	1,305,463.93	0.11
30.01 - 35.00	26	2,937,771.47	0.26
35.01 - 40.00	49	5,583,403.92	0.49
40.01 - 45.00	60	7,034,089.98	0.61
45.01 - 50.00	88	12,373,477.52	1.08
50.01 - 55.00	139	20,128,605.19	1.75
55.01 - 60.00	190	29,621,929.50	2.58
60.01 - 65.00	278	42,024,753.51	3.66
65.01 - 70.00	412	69,821,787.78	6.08
70.01 - 75.00	498	79,113,303.77	6.89
75.01 - 80.00	1,507	245,364,756.49	21.36
80.01 - 85.00	769	124,300,946.43	10.82
85.01 - 90.00	1,635	240,292,785.35	20.92
90.01 - 95.00	777	115,745,386.19	10.08
95.01 - 100.00	1,282	151,506,030.32	13.19

Total	7,742	1,148,614,828.00	100.00

Page: 3 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	75	8,322,345.28	0.72
Arizona	178	25,218,714.00	2.20
Arkansas	94	9,539,918.25	0.83
California	1,239	277,926,131.94	24.20
Colorado	93	16,565,404.95	1.44
Connecticut	91	17,754,546.18	1.55
Delaware	27	4,252,751.98	0.37
District of Columbia	55	10,171,207.74	0.89
Florida	1,402	190,961,754.17	16.63
Georgia	273	36,394,716.57	3.17
Idaho	21	2,099,444.01	0.18
Illinois	155	22,189,757.17	1.93
Indiana	94	9,389,190.83	0.82
Iowa	11	969,558.40	0.08
Kansas	43	4,410,540.99	0.38
Kentucky	128	12,164,160.38	1.06
Louisiana	203	21,380,699.19	1.86
Maine	40	4,580,512.08	0.40
Maryland	216	38,736,754.85	3.37
Massachusetts	95	21,022,366.49	1.83
Michigan	356	43,650,901.14	3.80
Minnesota	63	10,132,442.11	0.88
Mississippi	68	6,804,086.55	0.59
Missouri	161	16,415,099.05	1.43
Montana	9	1,675,313.93	0.15
Nebraska	6	545,423.60	0.05
Nevada	57	12,261,376.68	1.07
New Hampshire	44	8,079,704.78	0.70
New Jersey	124	24,564,746.82	2.14
New Mexico	23	2,560,615.05	0.22
New York	159	28,704,624.11	2.50
North Carolina	168	19,574,543.92	1.70
Ohio	403	45,149,152.55	3.93
Oklahoma	84	7,607,195.01	0.66
Oregon	53	7,768,502.32	0.68
Pennsylvania	249	27,335,978.60	2.38
Rhode Island	11	2,009,783.85	0.17
South Carolina	99	11,725,680.40	1.02
South Dakota	1	99,875.89	0.01
Tennessee	180	17,661,205.05	1.54
Texas	373	43,451,511.73	3.78
Utah	13	1,681,115.88	0.15
Vermont	14	2,079,084.31	0.18
Virginia	323	51,093,411.23	4.45
Washington	85	12,639,654.72	1.10
West Virginia	37	3,383,493.96	0.29
Wisconsin	42	5,543,822.79	0.48
Wyoming	4	366,006.52	0.03

Total	7,742	1,148,614,828.00	100.00

Page: 4 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	4,410	610,062,995.20	53.11
Stated Income	2,638	440,840,095.31	38.38
No Documentation	527	69,794,156.99	6.08
Limited Documentation	166	27,819,295.39	2.42
Unknown	1	98,285.11	0.01

Total	7,742	1,148,614,828.00	100.00

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	4,166	611,774,874.67	53.26
M2	1,474	222,665,723.44	19.39
M3	326	48,710,824.40	4.24
M4	189	28,091,795.21	2.45
Unknown	46	8,751,293.59	0.76
Alt A	1,540	228,505,115.00	19.89
FICO Enhanced	1	115,201.69	0.01

Total	7,742	1,148,614,828.00	100.00

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	5,795	930,537,891.38	81.01
Fixed Rate Loan	1,947	218,076,936.62	18.99

Total	7,742	1,148,614,828.00	100.00

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	1,158	159,196,086.97	73.00
15 Year Fixed-Rate Loan	354	30,439,081.39	13.96
15 Year Balloon	343	16,015,042.78	7.34
20 Year Fixed-Rate Loan	58	7,287,036.16	3.34
30 Year Fixed-Rate IO	25	4,326,615.00	1.98
10 Year Fixed-Rate Loan	8	773,134.35	0.35
25 Year Fixed-Rate Loan	1	39,939.97	0.02

Total	1,947	218,076,936.62	100.00

Page: 5 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	4,648	696,647,859.23	74.87
2/28 Loan Six-Month LIBOR IO	732	161,836,897.08	17.39
3/27 Loan Six-Month LIBOR	230	34,440,722.73	3.70
5/25 Loan Six-Month LIBOR	94	17,625,434.24	1.89
3/27 Loan Six-Month LIBOR IO	59	12,598,097.75	1.35
5/25 Loan Six-Month LIBOR IO	32	7,388,880.35	0.79

Total	5,795	930,537,891.38	100.00

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	6,894	962,464,337.82	83.79
Interest Only	848	186,150,490.18	16.21

Total	7,742	1,148,614,828.00	100.00

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	7,308	1,130,128,338.17	98.39
Second Lien	434	18,486,489.83	1.61

Total	7,742	1,148,614,828.00	100.00

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	2,320	323,262,866.52	28.14
12	23	6,069,609.18	0.53
24	2,822	453,022,896.23	39.44
36	1,651	240,946,101.69	20.98
60	926	125,313,354.38	10.91

Total	7,742	1,148,614,828.00	100.00

Page: 6 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 - 5.000	8	2,927,553.73	0.25
5.001 - 5.500	45	9,872,746.30	0.86
5.501 - 6.000	272	59,210,849.90	5.15
6.001 - 6.500	545	103,643,778.61	9.02
6.501 - 7.000	1,141	204,320,361.56	17.79
7.001 - 7.500	946	150,494,392.27	13.10
7.501 - 8.000	1,319	199,884,717.41	17.40
8.001 - 8.500	797	115,049,007.32	10.02
8.501 - 9.000	1,014	136,837,708.53	11.91
9.001 - 9.500	516	66,450,139.36	5.79
9.501 - 10.000	547	58,084,022.42	5.06
10.001 - 10.500	200	19,351,916.18	1.68
10.501 - 11.000	181	12,675,250.04	1.10
11.001 - 11.500	49	3,416,867.90	0.30
11.501 - 12.000	38	2,030,739.85	0.18
12.001 - 12.500	17	768,006.66	0.07
12.501 - 13.000	107	3,596,769.96	0.31

Total	7,742	1,148,614,828.00	100.00

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.000	3	248,112.54	0.03
0.001 - 0.500	5	1,148,763.01	0.12
0.501 - 1.000	4	763,634.70	0.08
1.501 - 2.000	1	153,040.00	0.02
2.001 - 2.500	1	307,585.31	0.03
3.501 - 4.000	9	1,539,224.94	0.17
4.001 - 4.500	92	16,830,689.72	1.81
4.501 - 5.000	332	59,618,723.18	6.41
5.001 - 5.500	721	125,499,400.20	13.49
5.501 - 6.000	857	151,823,020.86	16.32
6.001 - 6.500	836	143,624,287.83	15.43
6.501 - 7.000	766	126,019,452.56	13.54
7.001 - 7.500	815	125,058,046.93	13.44
7.501 - 8.000	630	92,223,998.33	9.91
8.001 - 8.500	464	57,514,345.30	6.18
8.501 - 9.000	178	20,720,420.71	2.23
9.001 - 9.500	66	6,378,439.48	0.69
9.501 - 9.950	15	1,066,705.78	0.11

Total	5,795	930,537,891.38	100.00

Page: 7 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.350 - 8.500	2	362,925.72	0.04
8.501 - 9.000	4	1,243,680.08	0.13
9.001 - 9.500	5	1,289,642.46	0.14
9.501 - 10.000	9	2,188,380.37	0.24
10.001 - 10.500	7	1,100,696.31	0.12
10.501 - 11.000	8	1,773,439.69	0.19
11.001 - 11.500	6	1,045,680.97	0.11
11.501 - 12.000	16	4,122,931.52	0.44
12.001 - 12.500	44	10,298,558.50	1.11
12.501 - 13.000	214	46,483,971.03	5.00
13.001 - 13.500	399	77,638,782.65	8.34
13.501 - 14.000	859	159,071,508.83	17.09
14.001 - 14.500	717	120,307,570.31	12.93
14.501 - 15.000	1,013	162,161,517.80	17.43
15.001 - 15.500	623	94,014,377.59	10.10
15.501 - 16.000	792	116,982,228.12	12.57
16.001 - 16.500	430	57,521,208.28	6.18
16.501 - 17.000	398	47,557,317.16	5.11
17.001 - 17.500	135	14,568,150.58	1.57
17.501 - 18.000	83	8,129,842.76	0.87
18.001 - 18.500	22	1,897,200.56	0.20
18.501 - 19.000	6	566,662.20	0.06
19.001 - 19.350	3	211,617.89	0.02

Total	5,795	930,537,891.38	100.00

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 - 5.000	8	2,927,553.73	0.31
5.001 - 5.500	37	8,652,644.84	0.93
5.501 - 6.000	212	45,907,323.96	4.93
6.001 - 6.500	401	78,373,352.39	8.42
6.501 - 7.000	865	162,010,235.33	17.41
7.001 - 7.500	733	123,388,811.83	13.26
7.501 - 8.000	1,030	165,521,988.62	17.79
8.001 - 8.500	628	95,005,757.10	10.21
8.501 - 9.000	795	117,222,441.23	12.60
9.001 - 9.500	433	57,964,778.06	6.23
9.501 - 10.000	402	47,974,987.33	5.16
10.001 - 10.500	136	14,735,960.58	1.58
10.501 - 11.000	84	8,176,575.73	0.88
11.001 - 11.500	22	1,897,200.56	0.20
11.501 - 12.000	6	566,662.20	0.06
12.001 - 12.350	3	211,617.89	0.02

Total	5,795	930,537,891.38	100.00

Page: 8 of 9

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
TBD	3	313,981.49	0.03
04/01/06	34	4,866,102.96	0.52
05/01/06	68	10,541,031.18	1.13
06/01/06	631	97,855,714.29	10.52
06/15/06	1	81,784.02	0.01
07/01/06	2,547	405,083,212.37	43.53
07/10/06	1	99,937.52	0.01
08/01/06	2,095	339,642,992.48	36.50
04/01/07	3	177,482.35	0.02
05/01/07	5	1,422,918.55	0.15
06/01/07	33	5,044,443.64	0.54
07/01/07	129	20,977,204.50	2.25
08/01/07	119	19,416,771.44	2.09
06/01/09	9	1,528,078.79	0.16
07/01/09	62	11,951,320.81	1.28
08/01/09	55	11,534,914.99	1.24

Total	5,795	930,537,891.38	100.00

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	5,795	930,537,891.38	100.00

Total	5,795	930,537,891.38	100.00

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	5,795	930,537,891.38	100.00

Total	5,795	930,537,891.38	100.00

PMI Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	2,188	379,688,131.84	33.06
No MI	5,553	768,811,494.47	66.93
PMI	1	115,201.69	0.01

Total	7,742	1,148,614,828.00	100.00

Page: 9 of 9